ADVANCED SERIES TRUST
AST Capital Growth Asset Allocation Portfolio

Supplement dated May 17, 2021 to the
Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with the currently effective prospectus (the Prospectus) and summary prospectus (the Summary Prospectus) for the AST Capital Growth Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust),and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and Summary Prospectus.

At a meeting of the shareholders of the Portfolio held on May 11, 2021, shareholders approved (i) an amended investment management agreement (the Management Agreement) for the Portfolio in connection with the implementation of a new principal investment strategy and (ii) a Shareholder Services and Distribution Plan (the Plan) for the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

As described in the proxy statement soliciting shareholder approval of the amended Management Agreement and the Plan and the supplement dated February 8, 2021, the Board of Trustees of the Trust (the Board) also approved certain other changes to the Portfolio that were contingent on shareholder approval of the amended Management Agreement and the Plan. Among other items, the Board approved: (i) changing the Portfolio’s principal investment strategies to move from a fund-of-funds structure that invests Portfolio assets in underlying funds to a structure that primarily relies on direct investments through multiple sleeves to achieve the Portfolio’s investment objective; and (ii) new subadvisory agreements with Jennison Associates LLC, PGIM, Inc., ClearBridge Investments, LLC, J.P. Morgan Investment Management, Inc., Massachusetts Financial Services Company, Wellington Management Company LLP, and QMA LLC.

The Manager expects to begin the implementation of the change to the Portfolio’s principal investment strategies in early June 2021 with final completion expected on August 1, 2021.

To reflect the changes described above, the Prospectus and Summary Prospectus relating to the Portfolio are hereby revised as follows, effective, unless otherwise noted, August 1, 2021:

I.
The following table hereby replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus and Summary Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.02%
+ Acquired Fund Fees & Expenses	0.12%
=Total Annual Portfolio Operating Expenses	1.00%
-Fee Waiver and/or Expense Reimbursement	(0.14)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.86%
(1)
The Manager has contractually agreed to waive 0.02% of its management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.89% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus and Summary Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation	$88	$304	$539	$1,212

III.
The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus, and the description of the Portfolio’s principal investment strategies in the “SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION Portfolio – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus are hereby deleted and replaced with the description set forth below:

Principal Investment Strategies.
The Portfolio’s asset allocation generally provides for an allotment of approximately 75% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 25% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies.  T he Portfolio will be directly managed by subadvisers to the Portfolio or may invest up to 25% of its assets in Underlying Portfolios.

The asset allocation strategy is determined by the Manager and QMA LLC (QMA), the subadviser to the Portfolio. As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors

Included in the directly managed portion is an overlay strategy managed by QMA for liquidity and asset allocation purposes.
The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

IV.
The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, and the table in the “SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus are hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus M. Perl	Principal, Portfolio Manager	July 2008
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
	Jennison Associates LLC			June 2021
	PGIM Fixed Income*			June 2021
	ClearBridge Investments, LLC			June 2021
	J.P. Morgan Investment Management, Inc.			June 2021
	Massachusetts Financial Services			June 2021
	Wellington Management Company LLP			June 2021
* PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.

V.
The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the information set forth below:

Principal Investment Policies
:

The Portfolio’s asset allocation generally provides for an allotment of approximately 75% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 25% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies.  T he Portfolio will be directly managed by subadvisers to the Portfolio or may invest up to 25% of its assets in Underlying Portfolios.

The asset allocation strategy is determined by the Manager and QMA LLC (QMA), the subadviser to the Portfolio. As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors

The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated investment categories and strategies.

Subadvisers	Investment Categories and Strategies
QMA LLC (QMA)	International Equity Large-Cap Core Overlay Sleeve
ClearBridge Investments, LLC (ClearBridge)	Large-Cap Growth
Jennison Associates LLC (Jennison)	Rising Dividend Disciplined Blend International Growth Large Cap Value
J.P. Morgan Investment Management Inc. (J.P. Morgan)	US Large Cap Core Equity
Massachusetts Financial Services Company (MFS)	International Equity
PGIM Fixed Income	Core Plus Fixed Income Global Total Return Bond – USD Hedged
Wellington Management Company LLP (Wellington Management)	Global Bond

INTERNATIONAL EQUITY (QMA).
This strategy seeks to invest
in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices. QMA employs an equity investment strategy using a quantitatively driven investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. QMA constructs a portfolio that seeks to maximize the strategy’s investment in the most attractive stocks identified by the model subject to risk constraints.

LARGE-CAP CORE (QMA).
This strategy seeks to invest in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. QMA LLC employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints.

OVERLAY
(QMA).
Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately
15-25
% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

LARGE-CAP GROWTH (ClearBridge).
The strategy seeks long-term capital growth. Under normal circumstances, the strategy invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The core holdings of the strategy are large-capitalization companies that the subadviser believes to be dominant in their industries due to product, distribution or service strength. The subadviser emphasizes individual security selection while diversifying the strategy’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. The portfolio managers may sell a security if it no longer meets the strategy’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities. The strategy may invest up to 20% of its net assets (at the time of investment) in foreign securities.

The portfolio managers utilize ClearBridge’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

RISING DIVIDEND (Jennison).
This
strategy seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its investable assets in the equity and equity-related securities of companies that the subadviser expects to experience dividend growth, that is, companies that currently pay dividends and are expected to increase them. The strategy may invest up to 20% of its investable assets in the equity and equity-related securities of companies that are not currently paying dividends, but are expected by the subadviser to begin paying them in the future. The subadviser generally seeks to identify companies that it believes may be able to sustain and/or grow their dividends over time.

DISCIPLINED BLEND (Jennison).
This strategy seeks long-term capital growth. The process draws investment ideas from Jennison’s Growth, Value, and Small/Mid Cap equity teams to produce an equity portfolio with characteristics similar to the broad market Russell 1000® Index. Portfolio candidates are identified through rigorous fundamental research from the investment universe that is constructed by compiling all stocks held by the three teams and also represented in the Russell 1000® Index. A fundamentally based systematic alpha model provides additional insights. Finally, disciplined portfolio construction seeks to manage risk exposures relative to the Russell 1000® Index.

INTERNATIONAL GROWTH (Jennison).
This strategy seeks to invests at least 80% of its assets in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

The strategy may invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The strategy normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. The strategy intends to invest at least 80% of its assets in the securities of issuers located outside the United States, but it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

LARGE-CAP VALUE (Jennison).
This strategy seeks to
invest at least 80% of its assets in the equity and equity-related securities of companies that it believes will provide investment returns above those of the Russell 1000 Value Index. This strategy follows a value investment style. Most of the strategy’s investments are in large capitalization companies, which the strategy defines as companies with market capitalizations (measured at the time of purchase) of $1 billion or more.

EQUITY INCOME (J.P. Morgan):
This strategy seeks to
invest at least 80% of its assets in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts (ADRs) and other similar securities. The strategy may also participate in the initial public offering (IPO) market.  The strategy seeks to identify attractively valued companies that exhibit solid cash flow growth and reliable/predictable earnings and revenue to produce attractive levels of dividend income.

J.P. Morgan employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the strategy may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what J.P. Morgan believes to be their long-term investment value. J.P. Morgan seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. As a part of its investment process, J.P. Morgan seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive, and securities of such issuers may be purchased and retained by the strategy.

US LARGE CAP CORE EQUITY (J.P. Morgan):
This strategy seeks to
invests at least 80% of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.

J.P. Morgan’s strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500 Index. In managing the strategy, J.P. Morgan employs a three-step process that combines research, valuation and stock selection. In addition, J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, J.P. Morgan buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock’s price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.

INTERNATIONAL EQUITY (MFS).
MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve's (or "portfolio") investment universe.  MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve's assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve's assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve's assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up approach to buying and selling investments for its sleeve.  Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.
MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices.
MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)

MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results.  MFS' goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index.  Tracking error generally measures how the differences between the portfolio's returns and the MSCI All Country World (ex-US) Index's returns have varied over a period of time.  A lower tracking error means that there is generally less variation between the portfolio's returns compared to an index that represents the portfolio's investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the portfolio.

CORE PLUS FIXED INCOME (PGIM Fixed Income).
This strategy seeks total return by investing in a diversified portfolio of fixed income securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities (including collateralized debt obligations and collateralized loan obligations), corporate debt securities and foreign debt securities. The strategy may invest up to 30% of its investable assets in speculative, high risk, below investment-grade securities. These securities are also known as high-yield debt securities or junk bonds. The strategy may invest up to 25% of its investable assets in non-US dollar denominated debt, and up to 20% in emerging markets debt. `

In managing the strategy’s assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.

GLOBAL TOTAL RETURN – USD HEDGED (PGIM Fixed Income).
This strategy
seeks total return by investing in a diversified portfolio of fixed income securities worldwide. The strategy normally invests at least 65% of its total assets in income-producing debt securities of US and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade-rated US or foreign mortgages and mortgage-related securities, asset backed securities (including collateralized debt obligations and collateralized loan obligations), emerging market debt and US or foreign short-term and long-term bank debt securities or bank deposits. In addition, under normal market conditions the Fund maintains at least 80% of its net assets in US dollar currency exposure.

In managing the strategy’s assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.

GLOBAL BOND (Wellington Management):
This strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world. The team-based structure of the approach helps to ensure that portfolios are highly diversified which leads to more consistent risk-adjusted returns in a variety of market environments.

Generally, the Manager and QMA currently expect the assets of the Portfolio will be invested as set forth in the table below:

Approximate Net Assets Allocated to Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Investing Primarily in Debt Securities and Money Market Instruments
75% (generally range from 67.5%-80%)	25% (generally range from 20.0%-32.5%)

The Manager and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with the Portfolio’s principal investment policies, the Manager and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, the Manager and QMA may, at any time in their sole discretion, rebalance the Portfolio’s investments to cause its composition to match the asset allocation and Underlying Portfolio weights.

VI.
The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Capital Growth Asset Allocation Portfolio” is hereby deleted and replaced with the information set forth below:

PGIM Investments
. Brian Ahrens, Andrei Marinich, CFA, and Todd L. Kerin are jointly and primarily responsible for the Portfolio’s manager allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

QMA
. The QMA portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are Marcus M. Perl, Edward L. Campbell, CFA and Joel M, Kallman, CFA.

Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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